EXHIBIT 32

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Asia Global Holdings Corp. (formerly known as BonusAmerica Worldwide Corp.), a Nevada corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-QSB A#2 for the fiscal quarter ended March 31, 2006 (the "Form 10-QSB") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Asia Global Holdings Corp. and will be retained by Asia Global Holdings Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

                                        Dated: April 12, 2007


                                        /s/ Michael Mak
                                        -----------------------
                                        Michael Mak
                                        President and
                                        Chief Executive Officer


                                        /s/ Michael Mak
                                        ----------------------
                                        Michael Mak
                                        Chief Financial Officer